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                                                                   EXHIBIT 10.11


                               SECURITY AGREEMENT


     This 15th day of November, 1996, Convention Center Drug, Inc. (hereinafter called "DEBTOR"), for valuable consideration, receipt whereof is hereby acknowledged, hereby grants to OPTION CARE, INC., 100 Corporate North, Suite 212, Bannockburn, Illinois 60015 (hereinafter called "SECURED PARTY"), a security interest in accounts receivable, contract rights, equipment, furniture, fixtures, general intangibles, insurance proceeds, inventory, prescription files, merchandise (including all drugs, prescription stock, proprietaries) apparatus of every kind, nature and description, together with all accessories thereto, now in the DEBTOR'S possession or control or hereafter to be acquired by the DEBTOR, whether or not sold by or acquired from SECURED PARTY, all additions and accessions thereto, substitutions therefor, as well as all proceeds from the sale and proceeds of insurance thereon (hereinafter called "Collateral") to secure the payment of liability and indebtedness of DEBTOR to SECURED PARTY. This agreement shall apply to all indebtedness, obligations or liability of DEBTOR to SECURED PARTY reflected in that certain promissory note entered into between DEBTOR and SECURED PARTY on even date herewith plus interest accrued at the rate of ten (10%) percent on the unpaid balance until paid in full (all hereinafter called the "Obligations").

     DEBTOR hereby warrants and covenants:

     1. That except for the security interest granted hereby to DEBTOR, and any security interest which has previously been granted to the Bank of America and Golden State Finance (Bank of America and Golden State Finance shall hereinafter collectively be referred to as "Other Creditors"), or in the event that DEBTOR enters into a financing arrangement with a single replacement creditor ("Replacement Creditor") for the purpose of repaying all indebtedness of DEBTOR to the Other Creditors as well as terminating the financing statements of the Other Creditors, and does indeed effectively terminate any and all financing statements of the Other Creditors with the proper filing of Uniform Commercial Code Form 3's, then except for that security interest granted to Replacement Creditor in an amount not to exceed Six Hundred Thousand Dollars ($600,000) of the Collateral, DEBTOR is or will be the owner of the Collateral free from any secured adverse lien, security interest or encumbrance; and that DEBTOR will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein;

     2. In the event that the indebtedness of DEBTOR to the Replacement Creditor or any Other Creditor exceeds $600,000 then SECURED PARTY'S interest in the Collateral shall be deemed to be in pari passu with the interest in the collateral of the Creditor most preferred under the law;

     3. That the Collateral is not used or bought primarily for personal, family or household purposes;
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     4.   That the Collateral will be kept at the DEBTOR'S offices located at
3900 W. Charleston Blvd., Suite Y, Las Vegas, Nevada 89102, 2851 North Tenaya, Las Vegas, Nevada 89128, and 921 South Highway, Suite 406, Pahrump, Nevada 89048 and that there are no other places of business of DEBTOR;

     5. That at the request of SECURED PARTY, DEBTOR will join with SECURED PARTY in executing one or more Financing Statements pursuant to the Uniform Commercial Code in form satisfactory to SECURED PARTY and will file the same in all public offices wherever filing is deemed by SECURED PARTY to be necessary or desirable;

     6. That DEBTOR will not sell or offer to sell in bulk or otherwise transfer the Collateral in bulk or any interest therein without the written consent of SECURED PARTY provided, however, that DEBTOR shall be entitled to sell the Collateral in the ordinary and usual course of business;

     7. That DEBTOR will, at all times, maintain in full force and effect insurance with respect to the Collateral against risks encompassed within the standard policy of fire insurance with extended coverage endorsement, theft and other risks as SECURED PARTY may require, and written by such company or companies as may be satisfactory to SECURED PARTY, such insurance to be payable to SECURED PARTY and DEBTOR as their interests may appear. All such policies of insurance shall provide for not less than ten (10) days written notice of cancellations to SECURED PARTY and, at the request of SECURED PARTY, shall be delivered to and held by it. SECURED PARTY may act as attorney-in-fact for DEBTOR in obtaining, adjusting, settling and cancelling such insurance and endorsing any drafts;

     8. That DEBTOR will keep the Collateral free from any adverse lien, security interest or encumbrance and in good order and repair and will not waste or destroy the Collateral or any part thereof; that DEBTOR will not use the Collateral in violation of any statute or ordinance; and that SECURED PARTY may examine and inspect the Collateral at any time, wherever located;

     9. This security interest covers all property of the same character as that covered by this agreement which the DEBTOR may hereafter acquire at any time until termination of this security agreement;

     10. (a) DEBTOR shall pay for all product ordered within thirty (30) days following the invoice therefor from SECURED PARTY.;

          (b)  DEBTOR shall submit all royalty reports when due;

          (c) DEBTOR shall pay each month's current royalties and continuing/national education payments when due;

          (d) Franchise Owner shall deliver to Option Care no later than November 15, 1996 two signed UCC-1s, securing the accounts receivable, equipment and other assets of Franchise Owner; and

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          (e)  Franchise Owner covenants and agrees not to increase its indebtedness (i) to any third party other than a shareholder of the DEBTOR, (ii) other than to the Replacement Creditor and (iii) other than normal payables or expenses accrued in the ordinary course of business without first obtaining the written consent of SECURED PARTY; and

     11. That DEBTOR will pay promptly when due all taxes and assessments upon the collateral or for its use or operation or upon this agreement or upon any note or notes evidencing the Obligations.

     At its option, SECURED PARTY may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, may pay for insurance on the Collateral and may pay for the maintenance and preservation of the Collateral. DEBTOR agrees to reimburse SECURED PARTY on demand for any payment made, or expense incurred by SECURED PARTY pursuant to the foregoing authorization.

     Until default, DEBTOR may have possession of the Collateral and use it in any lawful manner not inconsistent with this agreement and not inconsistent with any policy of insurance thereon.

DEBTOR shall be in default under this Agreement upon the happening of any of the following events or conditions without opportunity to cure or notice of the default:

     (a) default in the payment or performance of any obligation, covenant or liability contained or referred to herein or in any note evidencing the same;

     (b) any warranty, representation or statement made or furnished to SECURED PARTY by or on behalf of DEBTOR proves to have been false in any material respect when made or furnished;

     (c) any event which results in the acceleration of the maturity of the indebtedness of DEBTOR to others under any indenture, agreement or undertaking;

     (d) loss, theft, damage, destruction, unauthorized sale or encumbrance to or of any of the Collateral, or the making of any levy, seizure or attachment thereof or thereon; or

     (e) death, dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against DEBTOR.

     Upon such default and at any time thereafter SECURED PARTY may declare all Obligations secured hereby immediately due and payable and shall have all the remedies of a secured party under the Uniform Commercial Code of the applicable
state.   SECURED PARTY may require DEBTOR

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to assemble the Collateral and make it available to SECURED PARTY at a place to be designated by SECURED PARTY which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, SECURED PARTY will give DEBTOR reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made.

     The requirements of reasonable notice shall be met if such notice is mailed, postage prepaid, to the address of DEBTOR shown at the beginning of this agreement at least ten (10) days before the time of the declaration of default or sale of Collateral.

     No waiver by SECURED PARTY of any default shall operate as a waiver of any other default or of the same default on a future occasion.

     All rights of SECURED PARTY hereunder shall inure to the benefit of its successors and assigns, and all obligations of DEBTOR shall bind its successors or assigns.

     This agreement shall become effective when it is signed by DEBTOR.

                         CONVENTION CENTER DRUG, INC.


                         By:     /s/ Ronald Memo
                             ---------------------------------

                         Its:        President
                               -------------------------------


                         OPTION CARE, INC.

                         By:     /s/ Cathy Bellehumeur
                             ---------------------------------
                               Cathy Bellehumeur

                         Its:  Vice President


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